                THIRD AMENDMENT TO CERTAIN OPERATIVE AGREEMENTS


      THIS THIRD AMENDMENT TO CERTAIN OPERATIVE AGREEMENTS (this "Amendment") dated as of May 28, 1999 is by and among CENTENNIAL HEALTHCARE CORPORATION, a Georgia corporation (the "Lessee" or the "Construction Agent"); the various parties listed on the signature pages hereto as guarantors (subject to the definition of Guarantors in Appendix A to the Participation Agreement referenced below, individually, a "Guarantor" and collectively, the "Guarantors"); FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually but solely as the Owner Trustee under the Centennial Real Estate Trust 1998-1 (the "Owner Trustee" or the "Lessor"); the various banks and other lending institutions listed on the signature pages hereto as holders of certificates issued with respect to the Centennial Real Estate Trust 1998-1 (subject to the definition of Holders in Appendix A to the Participation Agreement referenced below, individually, a "Holder" and collectively, the "Holders"); the various banks and other lending institutions listed on the signature pages hereto as lenders with respect to the Centennial Real Estate Trust 1998-1 (subject to the definition of Lenders in Appendix A to the Participation Agreement referenced below, individually, a "Lender" and collectively, the "Lenders"); FIRST UNION CAPITAL MARKETS, A DIVISION OF WHEAT FIRST SECURITIES, INC., a Virginia corporation, as syndication agent (the "Syndication Agent"); and NATIONSBANK, N.A., a national banking association, as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests

(in such capacity, the "Agent"). Capitalized terms used in this Amendment but not otherwise defined herein shall have the meanings set forth in Appendix A to the Participation Agreement (hereinafter defined).

                              W I T N E S S E T H

      WHEREAS, the parties to this Amendment are parties to that certain Participation Agreement dated as of July 29, 1998 (as amended, modified, supplemented, restated and/or replaced from time to time, the "Participation Agreement"), certain of the parties to this Amendment are parties to that certain Credit Agreement dated as of July 29, 1998 (as amended, modified, supplemented, restated and/or replaced from time to time, the "Credit Agreement"), certain of the parties to this Amendment are parties to that certain Trust Agreement dated as of July 29, 1998 (as amended, modified, supplemented, restated and/or replaced from time to time, the "Trust Agreement"), certain of the parties to this Amendment are parties to that certain Security Agreement dated as of July 29, 1998 (as amended, modified, supplemented, restated and/or replaced from time to time, the "Security Agreement"), certain of the parties to this Amendment are parties to that certain First Amendment to Certain Operative Agreements dated as of October 23, 1998 (as amended, modified, supplemented, restated and/or replaced from time to time, the "First Amendment"), certain of the parties to this Amendment are parties to that certain Second Amendment to Certain Operative Agreements dated as of December 30, 1998 (as amended, modified, supplemented, restated and/or replaced from time to time, the "Second Amendment"), and certain of the parties to this Amendment are parties to the other Operative Agreements relating to a $135,000,000.00 synthetic lease facility (the "Facility") that has been established in favor of the Lessee;

      WHEREAS, the Lessee has requested certain modifications to the Participation Agreement, the Credit Agreement, the Lease Agreement, the Security Agreement, the Trust Agreement and the other Operative Agreements in connection with the Facility;

      WHEREAS, the Financing Parties which are signatories hereto have agreed to the requested modifications on the terms and conditions set forth herein;

      NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

      1. Participation Agreement. The Participation Agreement is amended as follows.

           (a) Section 8.7(a) is deleted in its entirety and replaced with the following:

           "(a) Each Credit Party has agreed pursuant to Section 5.8 and otherwise in accordance with the terms of this Agreement to pay to (i) the Agent any and all Rent and any and all other amounts of any kind or type under any of the Operative Agreements due and owing or payable to any Person (excluding Excepted Payments) and (ii) each Person as appropriate the Excepted Payments. Promptly after receipt, the Agent shall apply and allocate, in accordance with the terms of this Section 8.7, such amounts received from any Credit Party and all other payments, receipts and other consideration of any kind whatsoever received by the Agent pursuant to the Security Agreement or otherwise received by the Agent, the Holders or any of the Lenders in connection with the Collateral, the Security Documents or any of the other Operative Agreements. Ratable distributions among the Lenders and the Holders under this Section 8.7 shall be made based on (in the case of the Lenders) the ratio of the outstanding Loans to the aggregate Property Cost and (in the case of the Holders) the ratio of the outstanding Holder Advances to the aggregate Property Cost. Ratable distributions among the Tranche A Lenders under this Section 8.7 shall be made based on the ratio of the individual Tranche A Lender's outstanding Tranche A Loans to the aggregate of all the outstanding Tranche A Loans. Ratable distributions among the Tranche B Lenders under this Section 8.7 shall be made based on the ratio of the individual Tranche B Lender's outstanding Tranche B Loans to the aggregate of all the Tranche B Loans. Ratable distributions among the Lenders (in situations where the Tranche A Lenders are not differentiated from the Tranche B Lenders) shall be made based on the ratio of the individual Lender's outstanding Loans to the aggregate of all the Lenders' outstanding Loans. Ratable distributions among the Holders under this Section 8.7 shall be based on the ratio of the individual Holder's Holder Amount to the aggregate of all the Holder Amounts."

           (b) Section 8.7(b)(iv) is deleted in its entirety and replaced with the following:

           "(iv)Subject to Section 8.7(c), an amount equal to (A) any such payment identified as a payment pursuant to Section 22.1(b) of the Lease (or otherwise) of the Maximum Residual Guarantee Amount (and any such lesser amount as may be required by Section 22.1(b) of the Lease) in respect of the Properties, (B) any other amount payable upon any exercise of remedies after the occurrence of an Event of Default not covered by Sections 8.7(b)(i) or 8.7(b)(iii) above (including without limitation any amount received in connection with an Acceleration which does not represent proceeds from the sale or liquidation of the Properties), (C) any other amount payable by any Guarantor pursuant to Section 6B and (D) any other amount that is a Cash Collateral Payment shall be applied and allocated by the Agent first, ratably, to the payment of the principal and interest balance of Tranche A Loans then outstanding, second, ratably to the payment of the principal and interest balance of the Tranche B Loans then outstanding, third, ratably to the payment of the principal balance of all Holder Advances plus all outstanding Holder Yield with respect to such outstanding Holder Advances, fourth, to the payment of any other amounts owing to the Lenders hereunder or under any of the other Operative Agreement, and fifth, to the extent moneys remain after application and allocation pursuant to clauses first through fourth above, to the Owner Trustee for application and allocation to Holder Advances and Holder Yield and any other amounts owing to the Holders or the Owner Trustee as the Holders shall determine."

           (c) Section 8.9 is added to the Participation Agreement as follows:

                "8.9.Collateralized Principal Payment Account.

                The Lessee shall as of each date listed below make a deposit into a cash collateral account (a "Cash Collateral Account") (to be created on terms and conditions reasonably satisfactory to the Agent). All deposits shall be immediately available funds in United States Dollars. The Agent shall be entitled to draw on any and all amounts in the Cash Collateral Account and apply such amounts in accordance with the terms of the

                Operative Agreements upon the occurrence and during the continuation of any Event of Default and upon any election of the Sale Option by the Lessee with respect to which (a) there is any Deficiency Balance and/or (b) Lessor has retained any Property in accordance with the second sentence of the second paragraph of Section 22.1(a) of the Lease.

                    Date                              Amount

                December 31, 2000              $5,000,000.00
                December 31, 2001              $10,000,000.00
                December 31, 2002              $10,000,000.00

                The Agent shall invest all such amounts held in the Cash Collateral Account in Permitted Investments at the direction of the Lessee. Any and all gains from such amounts in Permitted Investments shall remain in the Cash Collateral Account as additional amounts, but such gains shall not affect the amounts to be deposited by the Lessee as set forth above. In the event there is a loss regarding such amounts in Permitted Investments that causes the total amount in the Cash Collateral Account to be less than the aggregate of the deposits paid or scheduled to be paid on or prior to such date, then the Lessee shall, upon notice from the Agent, promptly deposit an amount equal to the deficit of the funds in the Cash Collateral Amount minus the aggregate of the deposits paid or scheduled to be paid on or prior to such date."

           (d) Section 10.1 of the Participation Agreement is amended by adding the following after the first sentence of Section 10.1:

                "(As an example, if a Lender holds under the Lessee

           Credit Agreement, a commitment percentage of 12.5% of each facility thereunder and under the Credit Agreement a commitment percentage of 12.0% regarding each of the Tranche A Commitments and the Tranche B Commitments and if such Lender desires to sell an assignment of 20.0% of its interests under the Lessee Credit Agreement and the Credit Agreement, then such Lender shall sell under the Lessee Credit Agreement an interest of 2.5% of all available commitments and of all outstandings thereunder, assuming all other requirements are met thereunder, and under the Credit Agreement an interest of 2.4% of all of the Available Commitments for Tranche A Loans and all outstanding Tranche A Loans and an interest of 2.4% of all of the Available Commitments for Tranche B Loans and all outstanding Tranche B Loans.)"

           (e) Appendix A to the Participation Agreement shall be amended in the following respects:

                (i) The following definitions shall be added in the appropriate alphabetical order:

                ""Cash Collateral Account" shall have the meaning set forth therefore in Section 8.9 of the Participation Agreement.";

                ""Cash Collateral Payment" shall mean any payment to the Agent made from the deposits or proceeds of such deposits in the Cash Collateral Account." and

                ""Permitted Investments" shall mean any one or more of the following types of investments:

                     (a) marketable obligations of the United States, the full
                and timely payment of which are backed by the full faith and credit of the United States of America and that have a maturity of not more than 270 days from the date of acquisition;

                     (b) marketable obligations, the full and timely payment of which are directly and fully guaranteed by the full faith and credit of the United States and that have a maturity of not more than 270 days from the date of acquisition;

                     (c) bankers' acceptances and certificates of deposit and
                other interest-bearing obligations (in each case having a maturity of not more than 270 days from the date of acquisition) denominated in dollars and issued by any bank with capital, surplus and undivided profits aggregating at least $100,000,000, the short-term obligations of which are rated of least A-1 by S&P and P-1 by Moody's;

                     (d) repurchase obligations with a term of not more than ten days for underlying securities of the types described in clauses
                (a), (b) and (c) above entered into with any bank of the type described in clause (c) above;

                     (e) commercial paper rated at least A-1 by S&P and P-1 by
                Moody's; and,

                     (f) demand deposits, time deposits or certificates of
                deposit (having original maturities of no more than 365 days) of depository institutions or trust companies incorporated under the laws of the United States of America or any state thereof (or domestic branches of any foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however that at the time such investment, or the commitment to make such investment, is entered into, the short-term debt rating of such depository institution or trust company shall be at least A-1 by S&P and P-1 by Moody's."

                (ii) The definition of "Holder Commitments" is amended by deleting it in its entirety and replacing it with the following:

                     ""Holder Commitments" shall mean the aggregate committed amount set forth in Schedule I to the Trust Agreement as such Schedule I may be amended and replaced from time to time in accordance with the provisions of the Operative Agreements; the Holder Commitment of each Holder shall be as set forth in Schedule I to the Trust Agreement as such amount may be increased or reduced from time to time in accordance with the provisions of the Operative Agreements."

                (iii) The definition of "Lender Commitments" is amended by deleting it in its entirety and replacing it with the following:

                     ""Lender Commitments" shall mean the aggregate committed amount set forth in Schedule 1.1 to the Credit Agreement as such Schedule 1.1 may be amended and replaced from time to time in accordance with the provisions of the Operative Agreements; the Lender Commitment of each Lender shall be as set forth in Schedule 1.1 to the Credit Agreement as such amount may be increased or reduced from time to time in accordance with the provisions of the Operative Agreements."

                (iv) The definition of "Maximum Residual Guarantee Amount" is amended by deleting it in its entirety and replacing it with the following"

                     ""Maximum Residual Guarantee Amount" shall mean an amount equal to the product of the aggregate Property Cost for all Properties multiplied by eighty-six (86%)."

      2.   Credit Agreement.

           Pursuant to Section 9.1(b) of the Participation Agreement and Section 2.5(a) of the Credit Agreement (except as noted below), the Lessee (on behalf of the Owner Trustee) hereby elects to reduce the Tranche A Commitments by $5,720,000 and to reduce the Tranche B Commitments by $585,000. With regard to such election by the Lessee, Schedule 1.1 to the Credit Agreement is deleted in its entirety and replaced by the following and the parties to the Amendment agree to the terms of this Section 2 notwithstanding the provisions of Section 2.5(a) of the Credit Agreement which require reductions in Lender Commitments to be in even multiples of $1,000,000:


                                 Schedule 1.1

                        A. LENDER COMMITMENTS EXCLUDING
                  THE FLATLEY COMMITMENT AVAILABLE FOR LOANS

                                  Tranche A              Tranche B
                                 Commitment             Commitment

Name and Address of             Amount  Percentage    Amount  Percentage
Lenders

First Union National Bank   $9,779,000  17.500000% $1,000,125 17.500000%
301 South College Street
Charlotte,  North Carolina
28288
Attn.:  Matt MacIver
Telephone: (704) 374-4187
Facsimile: (704) 383-9144

NationsBank, N.A.           $9,779,000  17.500000% $1,000,125 17.500000%
Atlanta Plaza Building
600 Peachtree Street,  NE,
19th Floor
Atlanta, Georgia 30308
Attn.:  J. Walter Bland
Telephone: (404) 607-5861
Facsimile: (404) 607-6338

AmSouth Bank                $6,985,000  12.500000%  $714,375  12.500000%
SONAT - 7th Floor
1900 Fifth Avenue, North
Birmingham, Alabama 35203
Attn.:  Ken DiFatta
Telephone: (205) 801-0103
Facsimile: (205) 326-4790

Credit Lyonnais New York    $6,985,000  12.500000%  $714,375  12.500000%
Branch
1301 Avenue of the Americas
New York, New York
10019-6022
Attn.:  Henry Reukauf
Telephone: (212) 261-7791
Facsimile: (212) 261-3440

RaboBank Nederland New      $5,588,000   10.00000%  $571,500   10.00000%
York Branch
245 Park Avenue, 37th
Floor
New York, New York 10167
Attn.:  Corporate Services
Telephone: (212) 916-7800
Facsimile: (212) 888-0233

Comerica Bank               $4,191,000   7.500000%  $428,625   7.500000%
500 Woodward Avenue, 9th
Floor
Detroit, Michigan 48226
Attn.:  Manager, Health
Education Group
Telephone: (313) 222-7542
Facsimile: (313) 222-3420

National City Bank of       $4,191,000   7.500000%  $428,625   7.500000%
Kentucky
101 South 5th Street, 8th
Floor
Louisville, Kentucky 40202
Attn.:  Roderic Brown
Telephone: (502) 581-4369
Facsimile: (502) 581-4424

Wachovia, N.A.              $4,191,000   7.500000%  $428,625   7.500000%
191 Peachtree Street,
30th Floor
Atlanta, Georgia 30303
Attn.: Gary Gaskill
Telephone: (404) 332-6519
Facsimile: (404) 332-6920)

Scotiabanc, Inc.            $4,191,000   7.500000%  $428,625   7.500000%
600 Peachtree Street,
Suite 2700
Atlanta, Georgia 30308
Attn.: Carolyn Calloway
Telephone: (404) 877-1507
Facsimile: (404) 888-0998

TOTAL                     *$55,880,000 100.000000% *5,715,000 100.000000%

--------------
* As such amounts and percentages may be reduced from time to time in accordance with the provisions of the Operative Agreements.


                       B. LENDER COMMITMENTS CONSTITUTING
                   THE FLATLEY COMMITMENT AVAILABLE FOR LOANS

                               Tranche A              Tranche B
                               Commitment            Commitment


Name and Address of        Amount    Percentage   Amount   Percentage
Lenders

First Union National     $27,950,000 50.000000% $3,575,000 50.000000%
Bank
301 South College Street
Charlotte,  North
Carolina 28288
Attn.:  Matt MacIver
Telephone: (704) 374-4187
Facsimile: (704) 383-9144

NationsBank, N.A.        $27,950,000 50.000000% $3,575,000 50.000000%
Atlanta Plaza Building
600 Peachtree Street,
NE, 19th Floor
Atlanta, Georgia 30308
Attn.:  J. Walter Bland
Telephone:(404)-607-5861
Facsimile:(404)-607-6338

TOTAL                   $55,900,000  100.000000% $7,150,000 100.000000%

        [The aggregate Lender Commitment (including without limitation the Flatley Commitment available for Loans) equals $124,645,000.]

      3. Lease Agreement. Section 17.1 of the Lease Agreement is amended by adding subsection 17.1(w) as follows:

           "(w) Lessee shall fail to make a deposit into the Cash Collateral Account in accordance with Section 8.9 of the Participation Agreement within three (3) days after the same has become due;".

      4. Security Agreement. The Security Agreement is amended as follows.

           (a) The first paragraph of the Preliminary Statement in the Security Agreement is amended in the following respects:

                (i) The reference to "$130,950,000" is amended by deleting such reference and replacing it with a reference to "the aggregate Lender Commitments from time to time" and

                (ii) The reference to "$4,050,000" is amended by deleting such reference and replacing it with a reference to "the aggregate Holder Commitments from time to time".

           (b) Section 2 of the Security Agreement is amended by (i) deleting the subsection heading "(p)" and replacing it with a subsection heading "(q)", (ii) deleting the "; and" from subsection "(o)" and replacing it with ";" and (iii) adding the following as subsection (p):

                "(p) all right, title and interest of the Borrower in and to the Cash Collateral Account; and".

      5. Trust Agreement. The amended Schedule I to the Trust Agreement referenced below evidences a reduction of $195,000 in the Holder Commitments (excluding the Flatley Commitment available for Holder Advances). Schedule I to the Trust Agreement is amended by deleting it in its entirety and replacing it with the following and the Holders executing this Amendment agree to the terms of this Section 5:

                                  SCHEDULE I

                              HOLDER COMMITMENTS

          A. HOLDER COMMITMENTS EXCLUDING THE FLATLEY COMMITMENT
                       AVAILABLE FOR HOLDER ADVANCES

                                             Holder Commitment

       Name of Holder                       Amount      Percentage

       FIRST UNION NATIONAL BANK          $690,562.50   36.250000%
       301 South College Street
       Charlotte, North Carolina 28288
       Attn.: Matt MacIver
       Telephone: (704) 374-4187
       Facsimile: (704) 383-9144

       NATIONSBANK, N.A.                  $690,562.50   36.250000%
       Atlanta Plaza Building
       600 Peachtree Street, NE,
       17th Floor
       Atlanta, Georgia 30308
       Attn.:J. Walter Bland
       Telephone: (404) 607-5861
       Facsimile: (404) 607-6338

       AMSOUTH BANK                       $238,125.00   12.500000%
       SONAT - 7th Floor
       1900 Fifth Avenue, North
       Birmingham, Alabama 35203
       Attn.:  Ken DiFatta
       Telephone: (205) 801-0103
       Facsimile: (205) 326-4790

       WACHOVIA BANK, N.A.                $142,875.00    7.500000%
       191 Peachtree Street, 30th Floor
       Atlanta, Georgia 30303
       Attn.:  Gary Gaskill
       Telephone: (404) 332-6519
       Facsimile: (404) 332-6920

       SCOTIABANC INC.                    $142,875.00    7.500000%
       600 Peachtree Street, Suite 2700
       Atlanta, Georgia 30308
       Attn.:  Carolyn Calloway
       Telephone: (404) 877-1507
       Facsimile: (404) 888-0998

       TOTAL                              $1,905,000. *100.000000%


----------------
*As such amounts and percentages may be reduced from time to time in accordance with the provisions of the Operative Agreements."


                B. HOLDER COMMITMENTS CONSTITUTING
       THE FLATLEY COMMITMENT AVAILABLE FOR HOLDER ADVANCES

                                           Holder Commitment

       Name of Holder                       Amount   Percentage

       First Union National Bank           $975,000  50.000000%
       301 South College Street
       Charlotte, North Carolina 28288
       Attn.:  Matt MacIver
       Telephone: (704) 374-4187
       Facsimile: (704) 383-9144

       NationsBank, N.A.                   $975,000  50.000000%
       Atlanta Plaza Building
       600 Peachtree  Street, NE,
       19th Floor
       Atlanta, Georgia 30308
       Attn.: J. Walter Bland
       Telephone: (404) 607-5861
       Facsimile: (404) 607-6338

       TOTAL                             $1,950,000 100.000000%

  [The aggregate Holder Commitment (including without limitation the Flatley
   Commitment available for Holder Advances) equals $3,855,000.]

      6. Conditions Precedent. This Amendment shall be effective as of May 28, 1999 upon satisfaction of the following conditions:

           (a) execution of this Amendment by the Credit Parties, the Agent and the Majority Secured Parties;

           (b) receipt by the Agent of legal opinions of counsel to the Credit Parties relating to this Amendment and resolutions from the board of directors of each of the Credit Parties authorizing the provisions of this Amendment, in each case in form and substance reasonably satisfactory to the Agent;

           (c) receipt by the Agent of a waiver fee of twelve and one-half basis points (0.125%) on the Commitments (as such have been adjusted pursuant to this Amendment) such waiver fee is payable pro rata to the Lenders and Holders providing the Commitments; and

           (d) receipt by the Agent of an amendment fee of thirty-seven and one-half basis points (0.375%) on the Commitments (as such have been adjusted pursuant to this Amendment) payable pro rata to the Lenders and Holders providing the Commitments to the extent, but only to the extent, such Lender and Holders have executed this Amendment.

      7. Amendment to UCC Financing Statements. The Lessee shall cause each and every UCC Financing Statement filed to be amended to include the Cash Collateral Account as Collateral set forth in the UCC Financing Statements (unless the Agent determines that any one or more such UCC Financing Statements does not require such an amendment) and Lessee shall cause the amended UCC Financing Statements to be filed in the appropriate jurisdiction by June 15, 1999.

      8. Costs and Expenses. The Lessee agrees to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

      9. Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

      10. Continued Effectiveness of Operative Agreements. Except as modified hereby, all of the terms and conditions of the Operative Agreements shall remain in full force and effect.

      11. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of North Carolina.





        [The remainder of this page has been intentionally left blank.]

      IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered as of the date first above written.

CONSTRUCTION AGENT
AND LESSEE:                    CENTENNIAL HEALTHCARE CORPORATION,
                               as the Construction Agent and as
                                   the Lessee


                               By: /s/Alan Dahl
                                      Name:Alan Dahl
                                     Title:EVP




GUARANTORS:                    CENTENNIAL/ASHTON PROPERTIES
                               CORPORATION, a Georgia corporation


                               By:/s/Alan Dahl
                                      Name:Alan Dahl
                                     Title:EVP


                               CENTENNIAL HEALTHCARE PROPERTIES
                               CORPORATION, a Georgia corporation


                               By:/s/Alan Dahl
                                      Name:Alan Dahl
                                     Title:EVP


                               CENTENNIAL HEALTHCARE MANAGEMENT
                               CORPORATION, a Georgia corporation


                               By:/s/Alan Dahl
                                      Name:Alan Dahl
                                     Title:EVP


                               CENTENNIAL ACQUISITION CORPORATION,
                               a Georgia corporation


                               By:/s/Alan Dahl
                                      Name:Alan Dahl
                                     Title:EVP



                               CENTENNIAL PROFESSIONAL THERAPY
                               SERVICES CORPORATION, a Georgia
                                   corporation


                               By:/s/Alan Dahl
                                      Name:Alan Dahl
                                     Title:EVP

                               CENTENNIAL HEALTHCARE INVESTMENT
                               CORPORATION, a Georgia corporation


                               By:/s/Alan Dahl
                                      Name:Alan Dahl
                                     Title:EVP


                               CENTENNIAL HEALTHCARE HOSPITAL
                               CORPORATION, a Georgia corporation


                               By:/s/Alan Dahl
                                      Name:Alan Dahl
                                     Title:EVP


                               TRANSITIONAL HEALTH SERVICES, INC.,
                               a Delaware corporation


                               By:/s/Alan Dahl
                                      Name:Alan Dahl
                                     Title:EVP


                               TRANSITIONAL FINANCIAL SERVICES,
                               INC.,
                               a Delaware corporation

                               By:/s/Alan Dahl
                                      Name:Alan Dahl
                                     Title:EVP


                               PARAGON REHABILITATION, INC., a
                               Delaware corporation


                               By:/s/Alan Dahl
                                      Name:Alan Dahl
                                     Title:EVP


                               THS PARTNERS I, INC., a Delaware
                               corporation

                               By:/s/Alan Dahl
                                      Name:Alan Dahl
                                     Title:EVP


                               THS PARTNERS II, INC., a Delaware
                               corporation


                               By:/s/Alan Dahl
                                      Name:Alan Dahl
                                     Title:EVP


                               TRANSITIONAL HEALTH PARTNERS d/b/a
                               TRANSITIONAL HEALTH SERVICES, a
                               Delaware general partnership

                               By:  THS PARTNERS I, INC., its
                               general partner

                               By:/s/Alan Dahl
                                      Name:Alan Dahl
                                     Title:EVP

                               By:  THS PARTNERS II, INC., its
                               general partner

                               By:/s/Alan Dahl
                                      Name:Alan Dahl
                                     Title:EVP



                               PARKVIEW PARTNERSHIP, a Delaware
                               general partnership

                               By:  THS PARTNERS I, INC., its
                               general partner

                               By:/s/Alan Dahl
                                      Name:Alan Dahl
                                     Title:EVP

                               By:  THS PARTNERS II, INC., its
                               general partner

                               By:/s/Alan Dahl
                                      Name:Alan Dahl
                                     Title:EVP

                               TOTAL CARE CONSOLIDATED, INC., a
                               North Carolina corporation


                               By:/s/Alan Dahl
                                      Name:Alan Dahl
                                     Title:EVP


                               TOTAL CARE, INC., a North Carolina
                               corporation


                               By:/s/Alan Dahl
                                      Name:Alan Dahl
                                     Title:EVP


                               TOTAL HEALTH CARE SERVICES, INC., a
                               North Carolina corporation


                               By:/s/Alan Dahl
                                      Name:Alan Dahl
                                     Title:EVP



                               TOTAL CARE OF THE CAROLINAS, INC.,
                               a North Carolina corporation


                               By:/s/Alan Dahl
                                      Name:Alan Dahl
                                     Title:EVP


                               HCC HOME HEALTH OF LOUISIANA, INC.,
                               a Louisiana corporation


                               By:/s/Alan Dahl
                                      Name:Alan Dahl
                                     Title:EVP


OWNER TRUSTEE AND
LESSOR: FIRST SECURITY BANK, NATIONAL ASSOCIATION, not individually, except as expressly stated herein, but solely as the Owner Trustee under the Centennial Real Estate Trust 1998-1


                               By:/s/ Val T. Orton
                                      Name:Val T. Orton
                                     Title:V.P.



SYNDICATION AGENT:             FIRST UNION CAPITAL MARKETS, A
                               DIVISION OF WHEAT FIRST SECURITIES,
                               INC.,  as the Syndication Agent


                               By:/s/ Matt McIver
                                      Name:Matt McIver Jr.
                                     Title:V.P.



AGENT AND LENDERS:             NATIONSBANK, N.A., as an Agent and
                                   as a Lender


                               By:/s/ J. Walter Bland
                                      Name:J. Walter Bland
                                     Title:SR. V.P.




                               FIRST UNION NATIONAL BANK, as a
                                     Lender


                               By:/s/ Matt McIver
                                      Name:J. Matt McIver Jr.
                                     Title:V.P.


                               AMSOUTH BANK, as a Lender


                               By:/s/ J/ Ken Diafata
                                      Name:Asst. V.P.
                                     Title:



                               CREDIT LYONNAIS NEW YORK BRANCH, as
                                    a Lender

                               By:/s/Martin Golden
                                      Name:Martin Golden
                                     Title:V.P.


                               COOPERATIVE CENTRALE
                               RAIFFEISEN-BOERENLEENBANK, B.A.
                               "RABOBANK NEDERLAND", NEW YORK
                               BRANCH, as a Lender


                               By:


                               COMERICA BANK, as a Lender


                               By:/s/ Craig Durno
                                      Name:Craig Durno
                                     Title:Asst. V.P.



                               NATIONAL  CITY BANK OF KENTUCKY,  as
                                    a Lender


                               By:/s/Roderic M. Brown
                                      Name:Roderic M. Brown
                                     Title:V.P.



                               WACHOVIA BANK, N.A., as a Lender


                               By:/s/ Gary Gaskill
                                      Name:Gary Gaskill
                                     Title:V.P.



                               SCOTIABANC INC., as a Lender


                               By:/s/ Carolyn A. Calloway
                                      Name:Carolyn A. Calloway
                                     Title:Relationship Manager

HOLDERS:                       FIRST UNION NATIONAL BANK, as a
Holder


                               By:/s/ J. Matt McIver
                                      Name:J. Matt McIver
                                     Title:V.P



                               NATIONSBANK, N.A., as a Holder


                               By:/s/ J. Walter Bland
                                      Name:J. Walter Bland
                                     Title:Sr. V.P.




                               AMSOUTH BANK, as a Holder


                               By:/s/ J. Ken Diafata
                                      Name:J. Ken Diafata
                                     Title:Asst. V.P.



                                WACHOVIA BANK, N.A., as a Holder


                               By:/s/ Gary C. Gaskill
                                      Name:Gary C. Gaskill
                                     Title:V.P.



                               SCOTIABANC INC., as a Holder


                               By:/s/ Carolyn A. Calloway
                                      Name:Carolyn A. Calloway
                                     Title:Relationship Manager

Receipt of the original counterpart of the foregoing Amendment is hereby acknowledged on this ___ day of _____, 1999. 1

NATIONSBANK, N.A., as Agent


By:
Name:
Title: